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                                                                     Exhibit 4.2


        NUMBER                                                 SHARES


                                                              *50,000
                                                       Incorporated under the
                                                   laws of the State of Delaware

                     Network Access Solutions Corporation

The Corporation is authorized to issue 1,500,000 Shares of Series B Convertible
                        Preferred Stock par value $.001


                                   SPECIMEN

This certifies that _____________________________________________________ is the

                     ---------- Seven Hundred Fifty Thousand ------------ registered holder of ____________________________________________________ Shares

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
                                             March           2000
          affixed this ___________ day of ___________ A.D. ________.


___________________________________      _______________________________________
   Worth D. MacMurray, Secretary         Jonathan P. Aust, Chairman of the Board

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THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION ("OTHER LAWS") IN RELIANCE UPON THE REPRESENTATION BY THE HOLDER THAT THEY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO RESALE OR FURTHER DISTRIBUTION. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSE. UNLESS A REGISTRATIN STATEMENT UNDER THE ACT AND ANY APPLICABLE OTHER LAW WITH RESPECT TO SUCH SHARES SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE ISSUER.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEROF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  --as tenants in common            UNIF GIFT MIN ACT     Custodian
TEN ENT  --as tenants by the entireties                     --------------------
JT TEN   --as joint tenants with right                      (Cust)       (Minor)
           of survivorship and not as                       under Uniform Gifts
           tenants in common                                to minors

                                                            Act
                                                               -----------------
                                                                    (State)

      Addition abbreviations may also be used though not in the above list.


For value received,                      hereby sell, assign and transfer unto
                    --------------------
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFICATION NUMBER
OF ASSIGNEE
_______________________________
|                             |
|_____________________________|
--------------------------------- --------------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                   Shares
-------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocable constitute and appoint
        ----------------------------------------------------------------------

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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
      ----------------------------


                                                -------------------------------

          In presence of

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